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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      January 7, 2008 (December 31, 2007)


                        Ace Marketing & Promotions, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                    --------
            (State or jurisdiction of incorporation or organization)

                                    000-51160
                                    ---------
                            (Commission File Number)

                                   11-3427886
                                   ----------
                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
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               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities
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         On December 31, 2007, the Board of Directors authorized the issuance of
75,000 shares of its restricted Common Stock to a non-affiliated third party in connection with services rendered.

Item 7.01 Regulation FD Disclosure.
          -------------------------

         Reference is made to the press release appended hereto as Exhibits
99.1.

Item 8.01 Other Events.
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         Ace Marketing & Promotions, Inc., announces the extension of the expiration date of its Class A and Class B Warrants through the close of business on April 1, 2008. The Class A and Class B Warrants maintain an exercise price of $2.00 per share.

Item 9.01 Financial Statements and Exhibits.
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Exhibit
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99.1     Press Release dated January 7, 2008.



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              ACE MARKETING & PROMOTIONS, INC.


Dated:  January 7, 2008                       By: /s/ Michael D. Trepeta
                                                  ------------------------------
                                              Michael D. Trepeta, President